UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2024

Hempacco Co., Inc.
(Exact name of registrant as specified in its charter)

001-41487	83-4231457
(Commission File Number)	(IRS Employer Identification Number)

9925 Airway Road, San Diego, CA	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 779-0715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	HPCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Hempacco Co., Inc., a Nevada corporation (the “Company”) previously received notices from The Nasdaq Stock Market (“Nasdaq”) indicating that, as a result of the Company not (i) holding an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year end, (ii) filing its Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”), and (iii) filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the “Form 10-Q”), the Company was not in compliance with Rules 5620(a) and 5250(c)(1) of Nasdaq’s Listing Rules (the “Listing Rules”), which require the Company to have an annual meeting of shareholders within twelve months of end of the Company’s fiscal year end (the “Annual Meeting Requirement”) and require the Company to timely file all periodic reports with the Securities and Exchange Commission (the “SEC”).

On July 1, 2024, the Company received notice (the “Delisting Notice”) from Nasdaq that the Company's shares would be delisted since the Company has not regained compliance with the Annual Meeting Requirement. The Company’s delinquencies in filing the Form 10-K and Form 10-Q were additional and separate bases for delisting. The Company intends to appeal the determination made by Nasdaq pursuant to the procedures set forth in the Listing Rules. The Listing Rules provide that the Company may request a hearing (the “Hearing Request”) before a Nasdaq Hearings Panel (the “Panel”), and that the request will temporarily stay any suspension or delisting action for 15 days from the date of the Hearing Request. Further, the Listing Rules provide that, in its Hearing Request, the Company may request that the stay remain in effect through the hearing and the expiration of any additional extension period granted by the Panel. Accordingly, the Company intends to make such an extended stay request. While the determination on whether to grant the stay will be made by the Panel, the Company is focused on filing the Form 10-K prior to the hearing and the Form 10-Q shortly thereafter, the Company is planning to hold an annual shareholder meeting shortly thereafter, and the Company believes that it will satisfy the standards for the granting of such an extended stay.

Disclosure Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs and expectations relating to the filing of the Form 10-K and Form 10-Q, holding an annual shareholder meeting, its appeal to Nasdaq, and whether the Company’s common stock will remain listed on Nasdaq. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a further material delay in the Company’s financial reporting, including as a result of unanticipated factors or factors that the Company currently believes will not cause further delay, the possibility that the ongoing review may identify errors or control deficiencies in the Company’s accounting practices, the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting, the possibility that the Company is unable to regain compliance with, or thereafter continue to comply with, the Listing Rules, or experience violations of additional Listing Rules, the possibility that Nasdaq may deny the Company’s appeal and delist the Company’s securities and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

HEMPACCO CO., INC.

Dated: July 5, 2024	By:	/s/ Sandro Piancone
Sandro Piancone
Chief Executive Officer

3